UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On October 1, 2015, Amicus Therapeutics, Inc., a Delaware corporation (“Amicus”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Redmile Capital Fund, LP and certain of its affiliates set forth in the Purchase Agreement (“Purchasers”), whereby it sold, on a private placement basis, (a) $50,000,000 aggregate principal amount of its unsecured promissory notes (“Notes”) and (b) warrants (“Warrants”) to purchase Amicus common stock, par value $0.01 per share (the “Common Stock”). For every $1,000 of the principal amount of Notes purchased by a Purchaser, Amicus issued to such Purchaser a five-year Warrant to purchase 27 shares of Common Stock, for an aggregate of 1,349,998 shares of Common Stock issuable under the Warrants. The exercise price of the Warrants is the product of (x) the VWAP (as defined in the Purchase Agreement) for the 4 trading days beginning September 28, 2015 and (y) 122.5%, subject to adjustment. Pursuant to the Purchase Agreement, Amicus has agreed to file an automatic shelf registration statement within 15 days after the issuance of any Common Stock underlying the Warrants for purposes of registering the resale of such Common Stock.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 hereto and the Form of Warrant, filed as Exhibit 4.1 hereto.

Item 3.02                                           Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above, which information is hereby incorporated by reference, are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. The securities were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The information required by this Item 3.02 is incorporated by reference to Item 1.01 of this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

4.1                               Form of Warrant, issued on October 1, 2015

10.1                        Note and Warrant Purchase Agreement by and among Amicus Therapeutics, Inc. and the purchasers identified on the signature pages thereto, dated as of October 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: October 1, 2015	By:	/s/ William D. Baird III
	Name:	William D. Baird III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Warrant, issued on October 1, 2015
10.1	Note and Warrant Purchase Agreement by and among Amicus Therapeutics, Inc. and the purchasers identified on the signature pages thereto, dated as of October 1, 2015